UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2014

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South
Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177

Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03          Material Modification to Rights of Security Holders.

On October 28, 2014, Four Oaks Fincorp, Inc. (the “Company”), filed Articles of Amendment to the Company’s Articles of Incorporation, as amended, with the North Carolina Department of the Secretary of State adding a new Article 10 thereto (the “Charter Amendment”) that imposes certain transfer restrictions on the Company’s capital stock, including the Company’s common stock, $1.00 par value per share (“Common Stock”), to help preserve certain tax benefits primarily associated with the Company’s net operating losses carryovers. These transfer restrictions generally restrict any direct or indirect transfer of any of the Company’s capital stock if the effect would be to: (1) increase the direct or indirect ownership of Common Stock by any person to 4.99% or more of the then-outstanding Common Stock; or (2) increase the percentage of the Company’s capital stock owned directly or indirectly by any person that owned more than 4.99% of the Company’s outstanding Common Stock as of the effective time of the Charter Amendment, in each case subject to limited exceptions. As described below under Item 5.07 of this Current Report, the Charter Amendment was approved by the shareholders of the Company at a Special Meeting of Shareholders held on October 27, 2014.

The Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing summary of the Charter Amendment is subject to, and qualified in its entirety by, such document, which is incorporated herein by reference.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided under Item 3.03 above is incorporated by reference into this Item 5.03.

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Company held a Special Meeting of Shareholders on October 27, 2014 (the “Special Meeting”). The shareholders considered two proposals at the Special Meeting, each of which is described in more detail in the Company’s definitive proxy statement dated September 25, 2014.

Proposal 1:  To approve an amendment to the Company’s Articles of Incorporation that will restrict certain transfers of the Company’s capital stock in order to preserve the tax treatment of certain net operating losses and other tax benefits. The votes were cast as follows:

For	Against	Abstain
22,272,340	432,629	40,753

Proposal 1 was approved.

Proposal 2:  To ratify the Tax Asset Protection Plan, dated as of August 18, 2014, between the Company and Registrar and Transfer Company, as Rights Agent. The votes were cast as follows:

For	Against	Abstain
22,279,728	432,806	33,188

Proposal 2 was approved.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description of Exhibit

	3.1	Articles of Amendment to the Articles of Incorporation of Four Oaks Fincorp, Inc., effective as of October 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

By:	/s/ Nancy S. Wise
Nancy S. Wise
Executive Vice President,
Chief Financial Officer

Date: October 31, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment to the Articles of Incorporation of Four Oaks Fincorp, Inc., effective as of October 28, 2014